Exhibit 10.2

GUARANTEE AGREEMENT (as amended, supplemented or otherwise modified from time to time, this “Guarantee Agreement”) dated as of December 5, 2013, among ADVANCE AUTO PARTS, INC., a Delaware corporation (“Parent”), ADVANCE STORES COMPANY, INCORPORATED, a Virginia corporation (the “Borrower”), the subsidiaries of the Borrower from time to time party hereto (the “Subsidiary Guarantors” and, together with Parent, the “Guarantors”) and JPMORGAN CHASE BANK, N.A. (“JPMCB”), as administrative agent for the Lenders.

Reference is made to the Credit Agreement dated as of December 5, 2013 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Parent, the Borrower, the lenders from time to time party thereto (the “Lenders”) and JPMCB, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

The Lenders have agreed to make Loans to the Borrower, and the Issuing Banks have agreed to issue Letters of Credit for the account of the Borrower, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. The Borrower has elected that the Guarantors guarantee the Obligations (as defined below) by entering into this Guarantee Agreement. The Guarantors acknowledge that they will derive substantial benefit from the making of the Loans by the Lenders and the issuance of the Letters of Credit by the Issuing Banks. The obligations of the Lenders to make Loans and of the Issuing Banks to issue Letters of Credit are conditioned on, among other things, the execution and delivery by the Guarantors of a Guarantee Agreement in the form hereof. As consideration therefor and in order to induce the Lenders to make Loans and the Issuing Banks to issue Letters of Credit, the Guarantors are willing to execute this Guarantee Agreement.

Accordingly, the parties hereto agree as follows:

SECTION 1. Guarantee. Each Guarantor unconditionally guarantees, as a primary obligor and not merely as a surety, the due and punctual payment of (a) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (b) each payment required to be made by the Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements made by the Issuing Banks with respect thereto, interest thereon and obligations to provide, under certain circumstances, cash collateral in connection therewith, and (c) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Loan Parties to the Lenders under the Credit Agreement and the other Loan Documents (all the foregoing monetary obligations being collectively called the “Obligations”). Each Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it and the obligations of such Guarantor will survive any extension or renewal of any Obligation.

SECTION 2. Obligations Not Waived. To the fullest extent permitted by applicable law, each Guarantor waives presentment to, demand of payment from and protest to the Borrower of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. To the fullest extent permitted by applicable law, the obligations of each Guarantor hereunder shall not be affected by (a) the failure of the Administrative Agent, any other Lender or any Issuing Bank to assert any claim or demand or to enforce or exercise any right or remedy against the Borrower or the Guarantors under the provisions of the Credit Agreement, any other Loan Document or otherwise or (b) any rescission, waiver, amendment or modification of, or any release from, any of the terms or provisions of this Guarantee Agreement, any other Loan Document, any Guarantee or any other agreement.

SECTION 3. Guarantee of Payment. Each Guarantor further agrees that its guarantee constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Administrative Agent, any other Lender or any Issuing Bank to any security that may be held for payment of the Obligations or to any balance of any deposit account or credit on the books of the Administrative Agent, any other Lender or any Issuing Bank in favor of the Borrower or any other Person.

SECTION 4. No Discharge or Diminishment of Guarantee.

(a) The obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than termination of the guarantees as provided in Section 9(a)), including any claim of waiver, release, surrender, alteration or compromise of any of the Obligations, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of the Administrative Agent, any other Lender or any Issuing Bank to assert any claim or demand or to enforce any remedy under the Credit Agreement, any other Loan Document or any other agreement, by any waiver or modification of any provision of any thereof, by any default, failure or delay, wilful or otherwise, in the performance of the Obligations, or by any other act or omission that may or might in any manner or to any extent vary the risk of such Guarantor or that would otherwise operate as a discharge of such Guarantor as a matter of law or equity (other than termination of the guarantees as provided in Section 9(a)).

(b) Each Guarantor, by its acceptance of this Guarantee Agreement, hereby confirms that it is the intention of the Borrower and the Guarantors that this Guarantee Agreement and the Obligations of each Guarantor hereunder do not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Code, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guarantee Agreement and the Obligations of each Guarantor hereunder. In furtherance of the foregoing intention, the Administrative Agent, on behalf of the Lenders and the Issuing Banks, and the Guarantors hereby agree that the Obligations of each Subsidiary Guarantor under this Guarantee Agreement at any time shall be limited to the maximum amount as will not result in the Obligations of such Subsidiary Guarantor under this Guarantee Agreement, after giving effect to the subrogation, contribution, reimbursement and indemnity provisions set forth in Section 6, constituting a fraudulent transfer or conveyance.

SECTION 5. Defenses of Borrower Waived. To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of the Borrower or any other Guarantor or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower or any other Guarantor, other than termination of the guarantees as provided in Section 9(a). The Administrative Agent, the other Lenders and the Issuing Banks may, at their election, compromise or adjust any part of the Obligations, make any other accommodation with the Borrower or any other guarantor or exercise any other right or remedy available to them against the Borrower or any other guarantor, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Obligations have been fully paid in cash. Pursuant to applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other Guarantor.

SECTION 6. Agreement to Pay; Subordination. (a) In furtherance of the foregoing and not in limitation of any other right that the Administrative Agent, any other Lender or any Issuing Bank has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower or any other Guarantor to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to or as directed by the Administrative Agent in cash the amount of such unpaid Obligation. Upon payment by any Guarantor of any sums to the Administrative Agent as provided above, all rights of such Guarantor against the Borrower or any other Loan Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Sections 6(b), (c) and (d) below.

(b) In addition to all such rights of indemnity and subrogation as the Subsidiary Guarantors may have under applicable law (but subject to Section 6(d)), each of Parent and the Borrower agrees that in the event a payment in respect of any Obligation shall be made by any Subsidiary Guarantor under this Guarantee Agreement,

Parent and the Borrower shall indemnify such Subsidiary Guarantor for the full amount of such payment and such Subsidiary Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment.

(c) Each Subsidiary Guarantor (a “Contributing Party”) agrees (subject to Section 6(d)) that, in the event a payment shall be made by any other Subsidiary Guarantor hereunder in respect of any Obligation and such other Subsidiary Guarantor (the “Claiming Party”) shall not have been fully indemnified by Parent and the Borrower as provided in Section 6(b), the Contributing Party shall indemnify the Claiming Party in an amount (not to exceed the maximum amount permitted by applicable law) equal to the amount of such payment multiplied by a fraction of which the numerator shall be the net worth of the Contributing Party on the date hereof (or, in the case of any Subsidiary Guarantor becoming a party hereto after the date hereof, the date of the supplement hereto executed and delivered by such Subsidiary Guarantor) and the denominator shall be the aggregate net worth of all of the Subsidiary Guarantors on the date hereof (or, in the case of any Subsidiary Guarantor becoming a party hereto after the date hereof, the date of the supplement hereto executed and delivered by such Subsidiary Guarantor). Any Contributing Party making any payment to a Claiming Party pursuant to this Section 6(c) shall (subject to Section 6(d)) be subrogated to the rights of such Claiming Party under Section 6(b) to the extent of such payment.

(d) (i) Notwithstanding any provision of this Guarantee Agreement to the contrary, all rights of the Guarantors under Sections 6(b) and 6(c) and all other rights of the Guarantors of indemnity, reimbursement, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the payment in full in cash of the Obligations. No failure on the part of the Borrower or any Guarantor to make the payments required by Sections 6(b) and 6(c) (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor hereunder.

(ii) Each Guarantor hereby agrees that all Indebtedness and other monetary obligations owed to it by the Borrower or any other Guarantor shall be fully subordinated to the payment in full in cash of the Obligations.

(e) If, at any time that a Default has occurred and is continuing, any amount shall be paid to any Guarantor on account of (i) such subrogation, contribution, reimbursement, indemnity or similar right or (ii) any such Indebtedness and other monetary obligations owed to it by the Borrower or any other Guarantor, such amount shall be held in trust for the benefit of the Lenders and shall forthwith be paid to the Administrative Agent to be credited against the payment of the Obligations, whether matured or unmatured, in accordance with the terms of the Loan Documents.

SECTION 7. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Administrative Agent, the other Lenders or the Issuing Banks will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

SECTION 8. Representations and Warranties. Each Guarantor represents and warrants that all representations and warranties relating to it contained in the Credit Agreement are true and correct in all material respects as of the date hereof.

SECTION 9. Termination.

(a) This Guarantee Agreement and the guarantees made hereunder (i) shall automatically terminate when all the Obligations (other than inchoate indemnification and reimbursement obligations for which no claim has been asserted) have been paid in full in cash and all Commitments have been terminated, the LC Exposure has been reduced to zero and the Issuing Banks have no further obligation to issue Letters of Credit under the Credit Agreement and (ii) shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Lender, any Issuing Bank or any Guarantor upon the bankruptcy or reorganization of the Borrower or any Guarantor or otherwise.

(b) A Subsidiary Guarantor shall automatically be released from its obligations hereunder upon the consummation of any transaction permitted by the Credit Agreement as a result of which such Subsidiary Guarantor ceases to be a Subsidiary, provided that the Required Lenders shall have consented to such transaction (to the extent required by the Credit Agreement) and the terms of such consent did not provide otherwise. The guarantee of any Subsidiary Guarantor shall be released by the Administrative Agent upon the delivery by the Borrower of a certificate of a Financial Officer of the Borrower (i) requesting the release of such guarantee and (ii) certifying that (x) such Subsidiary Guarantor does not constitute a Material Subsidiary and (y) immediately after giving effect to such release, the combined total assets, combined net income or combined revenues of all Domestic Subsidiaries that are not Subsidiary Guarantors will not exceed 10% of the consolidated total assets of Parent and its Domestic Subsidiaries, 10% of the consolidated net income of Parent and its Domestic Subsidiaries or 10% of the consolidated revenues of Parent and its Domestic Subsidiaries, as applicable, as of the last day of or for the most recent period of four consecutive fiscal quarters of Parent ended on or prior to the date of the release in respect of which financial statements have been delivered under Section 5.01 of the Credit Agreement (or, prior to the first delivery of any such financial statements, for the period of four consecutive fiscal quarters of Parent ended October 5, 2013).

SECTION 10. Binding Effect; Assignments; Several Agreement. Whenever in this Guarantee Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Guarantor that are contained in this Guarantee Agreement shall bind and inure to the benefit of each party hereto and their respective successors and assigns. This Guarantee Agreement shall become effective as to any Guarantor when a counterpart hereof (or a supplement referred to in Section 20) executed on behalf of such Guarantor shall have been delivered to the Administrative Agent, and a counterpart hereof (or such supplement, as applicable) shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon such Guarantor and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of such Guarantor, the Administrative Agent, the other Lenders and the Issuing Banks, and their respective successors and assigns, except that no Guarantor shall have the right to assign its rights or obligations hereunder or any interest herein (and any such attempted assignment shall be void). This Guarantee Agreement shall be construed as a separate agreement with respect to each Guarantor and may be amended, modified, supplemented, waived or released with respect to any Guarantor without the approval of any other Guarantor and without affecting the obligations of any other Guarantor hereunder.

SECTION 11. Waivers; Amendment. (a) No failure or delay of the Administrative Agent, any other Lender or the Issuing Banks in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent hereunder and of the other Lenders and the Issuing Banks under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Guarantee Agreement or consent to any departure by the Borrower or any Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the Borrower or any Guarantor in any case shall entitle the Borrower or such Guarantor to any other or further notice or demand in similar or other circumstances.

(b) Neither this Guarantee Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Guarantor or Guarantors with respect to which such waiver, amendment or modification relates, the Borrower and the Administrative Agent, subject to any consent required in accordance with Section 9.02 of the Credit Agreement.

SECTION 12. Governing Law. THIS GUARANTEE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 13. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 9.01 of the Credit Agreement, and all communications and notices to any Subsidiary Guarantor shall be given care of the Borrower.

SECTION 14. Survival of Agreement; Severability. (a) All covenants, agreements, representations and warranties made by the Borrower and Guarantors herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Guarantee Agreement shall be considered to have been relied upon by the Administrative Agent, the other Lenders and the Issuing Banks and shall survive the making by the Lenders of the Loans and the issuance of the Letters of Credit by the Issuing Banks regardless of any investigation made by such Lenders or such Issuing Banks or on their behalf, and shall continue in full force and effect until this Guarantee Agreement has been terminated in accordance with Section 9(a).

(b) In the event any one or more of the provisions contained in this Guarantee Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction).

SECTION 15. Counterparts. This Guarantee Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 10. Delivery of an executed signature page to this Guarantee Agreement by facsimile or other electronic method of transmission shall be as effective as delivery of a manually executed counterpart of this Guarantee Agreement.

SECTION 16. Rules of Interpretation. The rules of interpretation specified in Section 1.03 of the Credit Agreement shall be applicable to this Guarantee Agreement.

SECTION 17. Jurisdiction; Consent to Service of Process. (a) The Borrower and each Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guarantee Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding shall be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Guarantee Agreement or any other Loan Document shall affect any right that the Administrative Agent, any other Lender or any Issuing Bank may otherwise have to bring any action or proceeding relating to this Guarantee Agreement or any other Loan Document against the Borrower or any Guarantor or its properties in the courts of any jurisdiction.

(b) Each of the Borrower and the Guarantors hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guarantee Agreement or any other Loan Document in any court referred to in paragraph (a) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Each party to this Guarantee Agreement irrevocably consents to service of process in the manner provided for notices in Section 13. Nothing in this Guarantee Agreement or any other Loan Document will affect the right of any party to this Guarantee Agreement to serve process in any other manner permitted by law.

SECTION 18. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTEE AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER CASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTEE AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 18.

SECTION 19. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of any Guarantor against any or all the Obligations of such Guarantor now or hereafter existing held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Guarantee Agreement or any other Loan Document and although such Obligations may be unmatured. The rights of each Lender under this Section 19 are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

SECTION 20. Additional Subsidiary Guarantors. Pursuant to the definition of the term “Guarantee Requirement” and Section 5.10 of the Credit Agreement, the Acquired Company, its Subsidiaries that constitute Material Subsidiaries as of the Acquisition Date and each other Material Subsidiary that was not in existence or not a Material Subsidiary on the Effective Date is required to enter into this Guarantee Agreement as a Subsidiary Guarantor no more than 30 days after the Acquisition Date or the date of determination (in accordance with the provisions of the definition of such term in the Credit Agreement) that such Subsidiary has become (or is deemed to be) a Material

Subsidiary, as applicable. Upon execution and delivery after the date hereof by the Administrative Agent and such a Subsidiary, or any other Subsidiary that the Borrower wishes to designate as a Subsidiary Guarantor hereunder and under the other Loan Documents, of an instrument in the form of Annex I hereto, such Subsidiary shall become a Subsidiary Guarantor hereunder with the same force and effect as if originally named as a Subsidiary Guarantor herein and thereafter each reference to a “Guarantor” hereunder and in the other Loan Documents shall be deemed to include such Subsidiary. The execution and delivery of any instrument adding an additional Subsidiary Guarantor as a party to this Guarantee Agreement shall not require the consent of the Borrower or any other Guarantor hereunder. The rights and obligations of the Borrower and each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Subsidiary Guarantor as a party to this Guarantee Agreement.

IN WITNESS WHEREOF, the parties hereto have duly executed this Guarantee Agreement as of the day and year first above written.

ADVANCE AUTO PARTS, INC., as a Guarantor,

By:	/s/
	Name:	Michael A. Norona
	Title:	Chief Financial Officer

ADVANCE STORES COMPANY, INCORPORATED, as the Borrower,

By:	/s/
	Name:	Michael A. Norona
	Title:	Chief Financial Officer

[Signature Page to Guarantee Agreement]

ADVANCE AUTO BUSINESS SUPPORT, LLC
AUTOPART INTERNATIONAL, INC. ADVANCE TRUCKING CORPORATION ADVANCE E-SERVICE SOLUTIONS, INC. B.W.P. DISTRIBUTORS, INC. AAP FINANCIAL SERVICES, INC.
CROSSROADS GLOBAL TRADING CORP.
DRIVERSIDE, INC.,
MOTOLOGIC, INC.,
TTR, INC.,
WESTERN AUTO OF PUERTO RICO, INC., as Guarantors,

By:	/s/
	Name:	Michael A. Norona
	Title:	Chief Financial Officer

ADVANCE PATRIOT, INC.
ADVANCE AUTO INNOVATIONS, LLC
ADVANCE AUTO OF PUERTO RICO, INC.
E-ADVANCE, LLC
DISCOUNT AUTO PARTS, LLC as Guarantors,

By:	/s/
	Name:	Michael A. Norona
	Title:	Treasurer

[Signature Page to Guarantee Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent,

By:	/s/
	Name:	Sarah L. Freedman
	Title:	Executive Director

[Signature Page to Guarantee Agreement]

Annex I to the

Guarantee Agreement

SUPPLEMENT No. [    ] (this “Supplement”) dated as of [                ], to the Guarantee Agreement dated as of December 5, 2013 (the “Guarantee Agreement”), among ADVANCE AUTO PARTS, INC., a Delaware corporation (“Parent”), ADVANCE STORES COMPANY, INCORPORATED, a Virginia corporation (the “Borrower”), the subsidiaries of the Borrower from time to time party thereto (the “Subsidiary Guarantors” and, together with Parent, the “Guarantors”) and JPMORGAN CHASE BANK, N.A. (“JPMCB”), as administrative agent for the Lenders.

A. Reference is made to the Credit Agreement dated as of December 5, 2013 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Parent, the Borrower, the lenders from time to time party thereto (the “Lenders”) and JPMCB, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Guarantee Agreement, as applicable.

C. The Borrower and the Guarantors have entered into the Guarantee Agreement in order to induce the Lenders to make Loans and the Issuing Banks to issue Letters of Credit. Pursuant to the definition of the term “Guarantee Requirement” and Section 5.10 of the Credit Agreement, the Acquired Company, its Subsidiaries that constitute Material Subsidiaries as of the Acquisition Date and each other Material Subsidiary that was not in existence or not a Material Subsidiary on the Effective Date is required to enter into this Guarantee Agreement as a Subsidiary Guarantor no more than 30 days after the Acquisition Date or the date of determination (in accordance with the provisions of the definition of such term in the Credit Agreement) that such Subsidiary has become (or is deemed to be) a Material Subsidiary, as applicable. Section 20 of the Guarantee Agreement provides that such Material Subsidiaries and other additional Subsidiaries may become Subsidiary Guarantors under the Guarantee Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Guarantor”) is executing this Supplement in accordance with the requirements of the Credit Agreement and the Guarantee Agreement to become a Subsidiary Guarantor under the Guarantee Agreement in order to induce the Lenders to make additional Loans and the Issuing Banks to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

Accordingly, the Administrative Agent and the New Guarantor agree as follows:

In accordance with Section 20 of the Guarantee Agreement, the New Guarantor by its signature below becomes a Guarantor under the Guarantee Agreement with the same force and effect as if originally named therein as a Guarantor and the New

Guarantor hereby (a) agrees to all the terms and provisions of the Guarantee Agreement applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties relating to it contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof. Each reference to a “Guarantor” in the Guarantee Agreement shall be deemed to include the New Guarantor.

The New Guarantor represents and warrants to the Administrative Agent, the other Lenders and the Issuing Banks that this Supplement has been duly executed and delivered by the New Guarantor and constitutes a legal, valid and binding obligation of the New Guarantor, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Administrative Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Guarantor and the Administrative Agent. Delivery of an executed signature page to this Supplement by facsimile or other electronic methods of transmission shall be as effective as delivery of a manually executed counterpart of this Supplement.

Except as expressly supplemented hereby, the Guarantee Agreement shall remain in full force and effect.

THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guarantee Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision hereof in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction).

All communications and notices hereunder shall be in writing and given as provided in Section 13 of the Guarantee Agreement. All communications and notices hereunder to the New Guarantor shall be given to it in care of the Borrower.

The New Guarantor agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Supplement in accordance with Section 9.03 of the Credit Agreement.

IN WITNESS WHEREOF, the New Guarantor and the Administrative Agent have duly executed this Supplement to the Guarantee Agreement as of the day and year first above written.

[Name of New Guarantor],

by
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Administrative Agent,

by
Name:
Title: